Exhibit 10.8

                                 PROMISSORY NOTE


June 4, 2001                                                         $504,880.00


         CapSource Financial, Inc., a Colorado corporation (the "Company"), hereby promises to pay to Randolph M. Pentel ("Holder") or his assigns the principal amount of Five Hundred Four Thousand Eight Hundred Eighty and No/100 Dollars ($504,880.00), together with interest thereon calculated from the date hereof in accordance with the provisions of this Note.

         1. Interest Rate/Payment of Interest. Interest shall accrue from June 4, 2001, at a rate equal of Twelve percent (12%). Accrued interest shall be paid at maturity.

         2. Payment of Principal. The principal is due and payable upon demand. The Company may, at any time and from time to time without premium or penalty, prepay all or a portion of the outstanding principal of this Note. Prepayments of principal shall be applied as directed by the Company.

         3. Restrictions on Payment. Notwithstanding anything in this Note to the contrary, the obligations of the Company in respect of the principal, interest, fees, charges and other amounts on this Note, and all rights and remedies of the Holder under this Note, shall be senior in right of payment to all other indebtedness of the Company.

         4. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall be surrendered to the Company for cancellation and shall not be reissued.

         5. Place of Payment, Notices. Payments of principal and interest and any notice hereunder are to be delivered to the Holder at the following address:

                           Randolph M. Pentel
                           815 Deer Trail Court
                           St. Paul, Minnesota 55118

         Notices shall be deemed received when delivered personally, or one day after being sent by Federal Express or other overnight carrier, or five days after being sent by certified or registered mail.

         6. Governing Law. The validity, construction, and interpretation of this Note will be governed by the internal laws, and not the laws of conflicts, of the State of Minnesota.


         IN WITNESS WHEREOF, the Company has executed and delivered this Note on the date first above written.


                                        CapSource Financial, Inc.




                                        ------------------------------------
                                        By:    Fred Boethling
                                        Title: President

                 ADDENDUM TO PROMISSORY NOTE DATED JUNE 4, 2001


         Section 2 of the Promissory Note dated June 4, 2001 between Randolph M. Pentel and CapSource Financial, Inc. is hereby amended and modified to read as follows:

                  2. Payment of Principal. The principal is due and payable upon demand of the Holder but in no case shall the note remain outstanding after June 4, 2002 which shall be the final maturity date. The Company may, at any time and from time to time without premium or penalty, prepay all or a portion of the outstanding principal of this Note. Prepayments shall be applied to the Note as directed by the Company.

         IN WITNESS WHEREOF, with the full intention of modifying that certain Promissory Note dated June 4, 2001, the parties have executed this Addendum.


Date of Addendum: June 30, 2001
                  -------------

COMPANY:                                    HOLDER:
CapSource Financial, Inc.                   Randolph M. Pentel



------------------------------------        ------------------------------------
By:  Steven E. Reichert                     Randolph M. Pentel
Its: Vice President


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


              SECOND ADDENDUM TO PROMISSORY NOTE DATED JUNE 4, 2001


         The Addendum to the Promissory Note dated June 30, 2001 and the Promissory Note dated June 4, 2001 is hereby amended and modified as follows:

                  2. Payment of Principal. The principal of the Note dated June 4, 2001 is due and payable on December 31, 2003. The Company may at any time and from time to time without premium or penalty repay all or any portion of this Note. Payments Payments shall be applied to the Note as directed by the Company.

         IN WITNESS WHEREOF, with the full intention of modifying that certain Promissory Note dated June 4, 2001, and the Addendum dated June 30, 2001, the parties have executed this Addendum.


Date of Addendum: December 31, 2001
                  -----------------

COMPANY:                                    HOLDER:
CapSource Financial, Inc.                   Randolph M. Pentel



------------------------------------        ------------------------------------
By:  Steven E. Reichert                     Randolph M. Pentel
Its: Vice President


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